SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

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                                 Date of Report

                                  June 18, 2002
                        (Date of earliest event reported)

                            BFC Financial Corporation
             (Exact name of registrant as specified in its Charter)

           Florida                      333-72213                 59-2022148
(State of other jurisdiction or  (Commission File Number)       (IRS Employer
incorporation or organization)                               Identification No.)

        1750 East Sunrise Blvd.
        Ft. Lauderdale, Florida                            33304
(Address of principal executive offices)                 (Zip Code)

                                 (954) 760-5200
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)
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Item 5. Other Events

On May 22, 2002, the shareholders of BFC Financial Corporation (the "Company") approved an amendment to the Company's Articles of Incorporation. On June 18, 2002, the Articles of Amendment, a copy of which are attached hereto as Exhibit 4, were filed with the Secretary of State of the State of Florida and became effective.

Item 7. Financial Statements And Exhibits

(c) Exhibit 4 - Articles of Amendment to the Company's Articles of Incorporation as filed with the Secretary of State of the State of Florida on June 18, 2002.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BFC FINANCIAL CORPORATION


                                        By:    /s/ Glen R. Gilbert
                                           -------------------------------------
                                        Name:  Glen R. Gilbert
                                        Title: Executive Vice President and
                                                 Chief Financial Officer and
                                                 Secretary

Dated: June 25, 2002

                                  EXHIBIT INDEX

Exhibit     Description
-------     -----------

4 Articles of Amendment to the Company's Articles of Incorporation as filed with the Secretary of State of the State of Florida on June 18, 2002.